Exhibit 99.1

Tapestry Pharmaceuticals, Inc. Investor Presentation 08/01/06

 Exhibit 99.1

Forward-Looking Statements Statements in this presentation that are not historical facts are "forward-looking statements" that involve risks and uncertainties. Forward-looking statements can be identified by the use of words such as  "may," "will," "should," "anticipates," "expects" or comparable terminology or by discussions of future events. Such forward looking statements include statements relating to the clinical development program for TPI 287, the anticipated activity of TPI 287 in taxanes resistant tumors, the safety and efficacy of TPI 287, the time tables for future development of TPI 287, and the company’s ability to continue to fund its development programs, either through existing resources or through new funding sources.  Such statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from the results, performance or achievements expressed or implied by such forward-looking statements. Such risks, uncertainties and other factors include risks that clinical trials for TPI 287 will be delayed due to institutional approvals, patient recruitment, formulation and manufacturing difficulties or other factors; and that human clinical trials may show that TPI 287 is unsafe and/or ineffective in treating cancer in human patients. General implementation risks associated with development of any of our products include the risk that we will be blocked or limited in the development or marketing because of the intellectual property rights of third parties; that we are limited in our ability to obtain, maintain and enforce our own intellectual property rights; that development of our product candidates is delayed or terminated because the costs of further development exceed the value of such candidates; and that the Company's resources are insufficient to continue development and the Company will be unable to raise sufficient additional capital to continue operations and development. Additional risks, uncertainties and other information is contained in the Company's reports filed from time to time with the Securities and Exchange Commission.  Particular attention should be paid to information in such SEC reports under the captions "Risk Factors" and "Special Note Regarding Forward-Looking Statements."  The Company disclaims any intention or obligation to update publicly or revise any forward-looking statements contained in this presentation or any other disclosure, whether as a result of new or additional information, future events or otherwise.

Investment Proposition Proprietary 3rd Generation Taxane Large Commercial Opportunity Experienced Oncology Drug Development Team Knowledgeable Investor Base Strong Cash Position Low Stock Price Modest Burn Rate Large Upside Potential

Experienced Management Team Leonard Shaykin, Chairman and CEO Biotechnology entrepreneur, Venture capital, Private equity Martin Batt, COO Operations expertise in multiple industries including biotechnology, aerospace, computer software Gordon Link, CFO CPA plus over 15 years of biotechnology operations Michael Kurman, MD, CMO Senior clinical research positions at Janssen Research Foundation, U.S. Biosciences Inc., and Quintiles Transnational Corp.'s Oncology Therapeutics Division.David Emerson, VP of Cancer Biology 16 years in biopharmaceuticals; OSI, Gilead and GSK James McChesney, CSO Natural Products Chemistry specialist and former Director of Research Institute of Pharmaceutical Sciences and former Chairman of the Department of Pharmacognosy at the University of Mississippi Gilles Tapolsky, VP of Product Development 16 years in biopharmaceuticals; FeRx, ViroTex, Rhone Poulenc Rorer and Flamel Technologies

As of 6/27/2006 Price: $3.15 52 Week High/Low: $2.10 - $7.00 Market Value: $51.1M Tapestry Financial Overview Quarter Ended 3/29/2006 Cash and Short Term Investments: $34.6M* Net Operating Loss: $4.4 Number of Shares Outstanding: 16,235,433* * Adjusted to reflect the financing completed on April 6, 2006

Milestones Begin TPI 287 Phase I Q7Dx3 Trial Done Begin TPI 287 Phase I Q21D Trial Done Finance Company to Efficacy Milestone Done Determine MTD in both Phase I Trials 3-4Q06 Begin 1st Phase II Trial in Prostate Cancer 1Q07 Begin 1st Phase II Trial in NSCLC 1Q07 Select Optimized Oral Formulation 2H06 Initiate Oral GLP Tox Studies 1H07

TPI 287 A Third Generation Taxane with Activity in Multi-Drug Resistant Tumors

TPI 287: A Third Generation Taxane Pre-clinical data shows that TPI 287 has more activity than paclitaxel or docetaxel in a variety of taxane- resistant human tumor cell lines TPI 287 has the potential to: circumvent expression of the drug efflux transporter, MDR-1 protein, seen in breast, lung and prostate cancers be active in tumor types currently not responsive to paclitaxel, (i.e., colon cancer) be active in tumor cells that express mutant tubulin

TPI 287 Pre-clinical Biology Studies

TPI 287 Tumor Cell Cytotoxicity Studies 1.6 Docetaxel: 0.0072 0.0046 Lung H69 (mrp-, myc+) 1.6 GEM: 0.124 0.0763 Pancreas MIA PaCa-2 (bcl-2 inducible) 39003600Vincristine: 13.4 Vincristine: 17.7 0.0034 0.0049 Neuroblastoma Neuroblastoma SK-N-FI (mdr1+) SK-N-AS (mdr1-, TGF-1+) Doxorubicin: 0.8 Doxorubicin: 0.2 Cisplatin: 1.4 Oxaliplatin: 5.5 SN-38: 0.05 SN-38: 0.0045 PTX: 2.0 PTX: 0.0003 Comparator IC50 (µM) 803828055 5.3 1.3 2000.5Cytotoxicity Index (IC50 Comparator ÷ IC50 TPI 287) 0.0100 0.0053 Uterine Uterine MESSA/Dx5 (mdr1+) MESSA (mdr1-) 0.0050 Prostate DU-145 (mdr1+) 0.1000 Hepatocellular HepG2 (mdr1+, mrp+) 0.0095 0.0035 Colon Colon HCT-15 (mdr1+++, mrp+) HCT-116 (mdr1+) 0.0100 0.0006 Breast Breast MCF-7/NCI-ADR (mdr1+) MCF-7 (mdr1-) TPI 287 IC50 (µM) Origin Tumor Cell Line TPI 287 is more potent in killing tumor cells than the comparator agents in those tumor cells expressing high levels of multi-drug resistance (mdr1+) protein.

Effect of TPI 287 on Human Breast MCF-7 (mdr1-) Tumor Model
SRI International
Tumor Volume [cubic mm]
180.0
160.0
140.0
120.0
100.0
80.0
60.0
40.0
20.0
0.0
0
5
10
15
20
25
30
Days, Post First Injection
Vehicle
TPI 287
Paclitaxel
Vehicle (Cremophor/Ethanol) Q7Dx4 i.p.
Paclitaxel @ 15.0 mg/kg/dose Q7Dx4 i.p.
TPI287 @ 7.5 mg/kg/dose x2 Q7Dx4 i.p.
TPI287 @ 9.0 mg/kg/dose x2 Q7Dx4 i.p.
TPI287 @ 15.0 mg/kg/dose Q7Dx4 i.p.

TPI 287 is as active as paclitaxel in this non-mdr1- human breast tumor xenograft model.

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Effect of TPI 287 on Human Breast MCF-7/NCI-AR (mdr1+) Tumor Model
SRI International
Tumor Volume [cubic mm]
275
250
225
200
175
150
125
100
75
50
25
0
Vehicle
Paclitaxel
TPI 287
TPI 287
Vehicle (Cremophor/Ethanol) Q7Dx4 i.p.
Paclitaxel @ 15.0 mg/kg/dose Q7Dx4 i.p.
TPI 287 @ 7.5 mg/kg/dose x2 Q7Dx4 i.p.
TPI 287 @ 9.0 mg/kg/dose x2 Q7Dx4 i.p.
TPI 287 @ 15.0 mg/kg/dose Q7Dx4 i.p.
0
5
10
15
20
25
30
35
Days, Post First Injection

However, TPI 287 is more active than paclitaxel in this multi-drug resistant breast tumor xenograft model.

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Effect of TPI-287 on Human Prostate PC-3 (mdr+) Tumor Model
Institute for Drug Development
Tumor Weight [mg
4000
3500
3000
2500
2000
1500
1000
500
0
0
7
14
21
28
Days, Post First Injection
Vehicle
Doc
TPI 287
Vehicle (Cremophor/Ethanol) Q7Dx4 i.v.
Docetaxel @12.0 mg/kg/dose Q7Dx4 i.v.
TPI 287 @ 7.5 mg/kg/dose x2 Q7Dx3 i.v.
TPI 287 @ 9.0 mg/kg/dose x2 Q7Dx2, Q7Dx1 i.v.
TPI 287 15.0 mg/kg/dose Q7Dx4 i.v.

TPI 287 is more efficacious at all doses in this human prostate tumor model than docetaxel which is an approved treatment for prostate cancer.

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Effect of TPI 287 on Human Lung MV522 (chemoresistant) Tumor Model
Institute for Drug Development
1400.0
1200.0
1000.0
800.0
600.0
400.0
200.0
0.0
Tumor Weight
0
7
14
21
28
35
Days, Post First Injection
Dox
Vehicle
TPI 287
Docetaxel
TPI 287
TPI 287
Vehicle (Cremophor/Ethanol) Q7Dx4 i.v.
Docetaxel @ 12.0 mg/kg/dose Q7Dx3 i.v.
Doxorubicin @ 8.0 mg/kg/dose Q7Dx4 i.p.
TPI 287 @ 7.5 mg/kg/dose x2 Q7Dx4 i.v.
TPI 287 @ 9.0 mg/kg/dose x2 Q7Dx3 i.v.
TPI 287 @ 15.0 mg/kg/dose Q7Dx4 i.v.

TPI 287 is efficacious in this chemo resistant human lung tumor model, while docetaxel and doxorubicin are inactive

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Effect of TPI-287 on Human Colon HCT-116 (mdr1+) Tumor Model
Institute for Drug Development
Tumor Weight [mg]
2400.0
2200.0
2000.0
1800.0
1600.0
1400.0
1200.0
1000.0
800.0
600.0
400.0
200.0
0.0
0
7
14
21
28
35
Days, Post First Injection
Vehicle
TPI 287
Irinotecan
Vehicle (Cremophor/Ethanol)
Irinotecan @ 80.0 mg/kg/dose Q7Dx4 i.p.
TPI 287 @ 7.5 mg/kg/dose x2 Q7Dx3, Q7Dx1 i.v.
TPI 287 @ 9.0 mg/kg/dose x2 Q7Dx3 i.v.
TPI 287 @ 15.0 mg/kg/dose Q7Dx4 i.v.

Low doses of TPI 287 are efficacious in this human colon cancer xenograft model (irinotecan shown as reference).

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Cell Cytotoxicity of TPI 287 and paclitaxel in MDR+/- Cells 18.1 >10,000.0 552.0 MDR + KBV* 0.8 7.13 9.4 MDR - KB* 101.3 4,538.0 44.8 MDR + MESSA/Dox 1.2 3.5 2.9 MDR - MESSA Paclitaxel ÷ TPI 287 Paclitaxel IC50 [nM] TPI 287 IC50 [nM] MDR Expression Tumor Cell Line TPI 287 has activity equal to paclitaxel in MDR- tumor cells and is 18 to 100 fold more potent in the MDR+ tumor cell lines.

TPI 287 Antitumor Efficacy in MDR+ Head & Neck Tumor



NX-105, NX-105, TPI-287 vs paclitaxel in KBV
% Tumor Volume
1800.0
1600.0
1400.0
1200.0
1000.0
800.0
600.0
400.0
200.0
0.0
1
6
11
16
21
Day
Control, D5W Control (Q2D x4)
paclitaxel, 24 mg/kg (Q2D x4)
TPI-287, LAS 576-76 6 mg/kg (Q2D x4)
TPI-287, LAS 576-76 8 mg/kg (Q2D x4)
TPI-287, LAS-576-76 10 mg/kg (Q2D x4)

%TGI	%BW Loss	TD	LCK
0	0	0	0
43%	7%	3/8	ND
40%	4%	0/8	ND
72%	14%	3/8	ND
85%	21%	2/8	ND

%TGI - % Tumor Growth Inhibition

%BW loss - % Body Weight Loss

TD – Toxic Deaths

LCK – Log Cell Kill

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Cell cytotoxicity Comparison with TPI 287 ND 180 6.4 MV522 (MDR+) 2.3 5.6 2.6 H727 1,146 10,200 366 SK-N-FI 1,053 >4,000 46.5 MCF-7/AR 145 424 4.2 HCT15 <0.002 0.03 2.5 22RV1 0.2 0.8 4.2 MV522 1.8 2.8 9.6 MDA 435 Docetaxel IC50 Paclitaxel IC50 TPI 287 IC50 Cell line

Efficacy Comparison in Prostate Tumor Xenograft Model


NX-127, Taxane Comp 22Rv1 (mdr-)
% Tumor Volume
2500.0
2000.0
1500.0
1000.0
500.0
0.0
1
11
21
31
41
Day
Control, Vehicle 0.2 mL (Q4Dx3)
Paclitaxel A3005-98-0002 36 mg/kg (Q4Dx3)
Docetaxel 1213299 24 mg/kg (Q4Dx3)
Abraxane 141361 & 200429 100-75 mg/kg (Q4Dx3)
TPI 287 SY586-117-FP#2 24 mg/kg (Q4Dx3)

%TGI	%BW loss	TD	LCK
0	0	0	0
80%	2%	0	1.1
97%	23%	2	2.0
94%	25%	4	1.0
88%	13%	2	1.0

%TGI - % Tumor Growth Inhibition

%BW loss - % Body Weight Loss

TD – Toxic Deaths

LCK – Log Cell Kill

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Efficacy Comparison in Breast Tumor Xenograft Model


NX-125, Taxane Comp MDA-435-BAG (mdr-)
% Tumor Volume
1800.0
1600.0
1400.0
1200.0
1000.0
800.0
600.0
400.0
200.0
0.0
1
51
101
Day
Control, Vehicle 0.2 mL (Q4Dx3)
Paclitaxel A 3005-98-0002 36 mg/kg (Q4Dx3)
Docetaxel 1213299 24 mg/kg (Q4Dx3)
Abraxane 141361 100 mg/kg (Q4Dx3)
TPI 287 SY586-117-FP#2 24 mg/kg (Q4Dx3)

%TGI	%BW loss	TD	LCK	Cures
0	0	0	0	0
80%	3%	0	1.0	0
77%	16%	0	1.4	0
87%	14%	5/8	NC	1/8
68%	17%	3/8	0.9	0

%TGI - % Tumor Growth Inhibition

%BW loss - % Body Weight Loss

TD – Toxic Deaths

LCK – Log Cell Kill

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Efficacy Comparison in Lung Tumor Xenograft Model



NX-130, Taxane Comp MV522 (mdr-)
1200.0
1000.0
800.0
600.0
400.0
200.0
0.0
% Tumor Volume
1
51
101
Day
Control, Vehicle 0.2 mL (Q4Dx3)
Paclitaxel A3005-98-0002 36 mg/kg (Q4Dx3)
Docetaxel 1213299 24 mg/kg (Q4Dx3)
Abraxane 200429 75 mg/kg (Q4Dx3)
TPI 287 SY586-117 FP#2 24 mg/kg (Q4Dx3)

%TGI	%BW loss	% Regression	LCK	Cures
0	3%	0	0	0
93%	15	76%	2.8	1
93%	21%	72%	3.0	0
96%	0	82%	3.0	0
81%	20%	14%	1.3	0

%TGI - % Tumor Growth Inhibition

%BW loss - % Body Weight Loss

TD – Toxic Deaths

LCK – Log Cell Kill

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Efficacy Study in NSCL Xenograft



NX-203, TPI-287 and Paclitaxel Efficacy on H727 Xenografts
% Tumor Volume
1000.0
900.0
800.0
700.0
600.0
500.0
400.0
300.0
200.0
100.0
0.0
1
11
21
31
41
Day
Control 200ul (D1,5,9)
TPI-287 24mg/kg (D1,5,9)
Paclitaxel 36mg/kg (D1,5,9)

%TGI	%BW loss	TD	LCK
0	12%	0	0
54%	28%	3/8	0.2
16%	10%	0	0.2

%TGI - % Tumor Growth Inhibition

%BW loss - % Body Weight Loss

TD – Toxic Deaths

LCK – Log Cell Kill

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Efficacy Comparison in DU145 Prostate Xenograft 0 0/8 0 0 LCK Cures %BW loss %TGI TBD 1/8 22% 78% 0.3 0/8 6% 24% TBD 2/8 16% 87% 0.3 0/8 5% 34% %TGI - % Tumor Growth Inhibition %BW loss - % Body Weight Loss TD – Toxic Deaths LCK – Log Cell Kill NX-152, Taxane Comp DU-1450.0100.0200.0300.0400.0500.0600.0700.0800.01112131Day% Tumor VolumeControl, Vehicle 0.2 mL(Q4Dx3)Paclitaxel PA-051101 36mg/kg (Q4Dx3)Docetaxel 1213299 20mg/kg (Q4Dx3)Abraxane 200533 75 mg/kg(Q4Dx3)TPI 287 SY586-170.1 20mg/kg (Q4Dx3)

Efficacy Comparison in HT 29 Colon Xenograft 0 72% 59% 76% 0 %Regression 1.1 0 13% 89% TBD 1/8 4% 98% TBD 0 15% 97% 1.9 0 1% 99% 0 0 0 0 LCK TD %BW loss %TGI %TGI - % Tumor Growth Inhibition %BW loss - % Body Weight Loss TD – Toxic Deaths LCK – Log Cell Kill NX-149, Taxane Comp HT-29 (mdr-)0.0200.0400.0600.0800.01000.01200.01400.01600.01214161Day% Tumor VolumeControl, Vehicle 0.2 mL(Q4Dx3)Paclitaxel PA-051101 36mg/kg (Q4Dx3)Docetaxel 1213299 20mg/kg (Q4Dx3)Abraxane 200533 75 mg/kg(Q4Dx3)TPI 287 SY586-117-FP#220 mg/kg (Q4Dx3)

Efficacy Comparison in MDR+ Breast Tumor Model



NX-134, Taxane Comp MCF-7/AR (mdr+)
% Tumor Volume
1400.0
1200.0
1000.0
800.0
600.0
400.0
200.0
0.0
1
51
101
Day
Control, Vehicle 0.2 mL (Q4D x3)
Paclitaxel A3005-98-0002 36 mg/kg (Q4D x3)
Docetaxel 1213299 24 mg/kg (Q4D x3)
Abraxane 200429 75 mg/kg (Q4D x3)
TPI 287 SY586-117-FP #2 24 mg/kg (Q4D x3)

%TGI	%BW loss	% Regression	TD	LCK
0	0	0	0	0
0	1%	0	0	0.2
22%	22%	12%	2/8	0
24%	3%	21%	1/8	0.1
59%	6%	48%	0	0.2

%TGI - % Tumor Growth Inhibition

%BW loss - % Body Weight Loss

TD – Toxic Deaths

LCK – Log Cell Kill

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Efficacy Comparison in MDR+ Colon Tumor Xenograft Model



NX-132, Taxane Comp HCT-15 (mdr+)
% Tumor Volume
1400.0
1200.0
1000.0
800.0
600.0
400.0
200.0
0.0
1
11
21
31
Day
Control, Vehicle 0.2 mL (Q4D x3)
Paclitaxel A3005-98-0002 36 mg/kg (Q4D x3)
Docetaxel 1213299 24 mg/kg (Q4D x3)
Abraxane 200429 75 mg/kg (Q4D x3)
TPI 287 SY586-117-FP #2 24 mg/kg (Q4D x3)

%TGI	% BW loss	LCK
0	0	0
26%	0	0.1
20%	14%	0.1
30%	0	0.1
60%	7%	0.4

%TGI - % Tumor Growth Inhibition

%BW loss - % Body Weight Loss

TD – Toxic Deaths

LCK – Log Cell Kill

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Comparative Efficacy Study with MDR+ CNS Tumor Xenograft Model



NX-136, Taxane Comp SK-N-FI (mdr+)
% Tumor Volume
1600.0
1400.0
1200.0
1000.0
800.0
600.0
400.0
200.0
0.0
1
11
21
31
41
Day
Control, Vehicle 0.2 mL (Q4D x3)
Paclitaxel A3005-98-0002 36 mg/kg (Q4D x3)
Docetaxel 1213299 24 mg/kg (Q4D x3)
Abraxane 200354 75 mg/kg (Q4D x3)
TPI 287 SY586-117-FP#2 24 mg/kg (Q4D x3)

%TGI	% BW loss	TD	LCK
0	0	0	0
0	0	0	0
31%	13%	0	0.5
32%	0	1/8	0.5
91%	18%	5/8	2.4

%TGI - % Tumor Growth Inhibition

%BW loss - % Body Weight Loss

TD – Toxic Deaths

LCK – Log Cell Kill

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Repeat SK-N-FI Xenograft Study TBD 1/8 15% 89% 0.1 0 3% 38% 0 0 16% 24% 0 0 1% 13% 0 0 0 0 LCK TD % BW Loss % TGI %TGI - % Tumor Growth Inhibition %BW loss - % Body Weight Loss TD – Toxic Deaths LCK – Log Cell Kill NX-153, Taxane Comp SK-N-FI (mdr+)0.0200.0400.0600.0800.01000.01200.01400.01600.016111621Day% Tumor VolumeControl, Vehicle 0.2 mL(Q4Dx3)Paclitaxel PA-051101 36mg/kg (Q4Dx3)Docetaxel 1213299 20mg/kg (Q4Dx3)Abraxane 200533 75 mg/kg(Q4Dx3)TPI 287 SY586-170.1 20mg/kg (Q4Dx3)

Comparative MT Polymerization ED50s 1.11 3.31 ± 0.51 Epothilone B 1.07 3.18 ± 0.45 Docetaxel 1.00 2.97 ± 0.50 Paclitaxel 0.53 1.58 ± 0.46 TPI 287 ED50 Compound / ED50 Paclitaxel ED50, µM Compound TPI 287 has a higher binding affinity to wild type tubulin than paclitaxel, docetaxel, or epothilone B.

Oral Antitumor Efficacy of TPI 287 in DU145 Prostate Tumor Xenograft



NX-102, TPI-287 vs paclitaxel in DU145
% Tumor Volume
500.0
450.0
400.0
350.0
300.0
250.0
200.0
150.0
100.0
50.0
0.0
1
11
21
31
Day
Control vehicle 200ul (Q2Dx4)
TPI-287 (SK608-20.1) 10mg/kg (Q2Dx4)
TPI-287 (SK608-20.1) 12mg/kg (Q2Dx4)
TPI-287 (SK608-20.1) 14mg/kg (Q2Dx4)

%TGI	%BW Loss	TD	LCK
0	0	0	0
40%	5%	0	ND
51%	12%	0	ND
64%	27%	0	ND

%TGI - % Tumor Growth Inhibition

%BW loss - % Body Weight Loss

TD – Toxic Deaths

LCK – Log Cell Kill

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Oral Efficacy of TPI 287



NMX-200.1, TPI-287 Oral Efficacy on SK-N-AS Xenografts
% Tumor Volume
1200.0
1000.0
800.0
600.0
400.0
200.0
0.0
1
11
21
31
Day
Control 200ul (D1,5,9)
TPI-287 30mg/kg (D1,5,9)

%TGI	%BW Loss	LCK
77%	15%	1.0

%TGI - % Tumor Growth Inhibition
%BW loss - % Body Weight Loss
LCK – Log Cell Kill

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TPI 287 Rat Oral Bioavailability Comparison of two experimental formulations dosed orally IV formulation (Cremophor El P/alcohol) Suspension of TPI 287 in aqueous medium Findings IV formulation has an oral bioavailability of about 45% Aqueous suspension has an oral bioavailability of about 35% TPI 287 demonstrates significant bioavailability when compared to paclitaxel (45% vs. less than 10%). Non-optimized formulation of TPI 287 shows remarkable bioavailability.

TPI 287 Single Dose Toxicology Studies Intravenous or Intraperitoneal dose tolerance and MTD Maximum Tolerated Dose (MTD) Mouse – 80 mg/kg or 240 mg/m2 Rat – 48 mg/kg or 288 mg/m2 Dog – 12.5 mg/kg or 221 mg/m2The toxicology profile and the maximum tolerated dose of TPI 287 are similar to other taxanes.

 TPI 287 Repeat Dose Toxicology Studies Intravenous or Intraperitoneal dose tolerance and MTD Maximum Tolerated Dose Mouse – 12 mg/kg or 36 mg/m2 Rat – 14 mg/kg or 84 mg/m2 Dog – 4 mg/kg or 71 mg/m2 (basis for human dosing) The toxicology profile and the maximum tolerated dose of TPI 287 are similar to other taxanes.

TPI 287: Pre-clinical Summary In Vitro StudiesEvidence of activity in various cell lines including: breast, colon, lung, pancreas, prostate, and others Tumor Xenograft Studies Evidence of activity in breast, colon, lung, and prostate tumors models, including those tumors with expression of mdr-1 protein Toxicity Generally well-tolerated Key findings are GI in nature MTD based on dog repeat study is 4 mg/kg or 71 mg/m2 Starting human dosing programs Based on 1/10 of MTD in dog Starting dose is 7 mg/m2

TPI 287: Q7D (7-day dosing) Phase I Study

Lombardi Comprehensive Cancer Center at Georgetown University, Washington, D.C. John Marshall, M.D., Principal Investigator, Associate Professor of Oncology and Medicine at Georgetown University and Director of the Developmental Therapeutics program at the Lombardi Comprehensive Cancer Center. Westchester Medical Center, Valhalla, New York Tauseef Ahmed, M.D. Professor of Medicine and Chief of the Division of Oncology/Hematology at New York Medical College Rocky Mountain Cancer Center, Denver, Colorado Allen L. Cohn, M.D., Principal Investigator, Director Hematology/Oncology Q7D Trial Sites and Investigators

Primary Objective: To determine the maximum tolerated dose of TPI 287 Secondary Objectives: To determine the safety of TPI 287 To determine the antitumor activity of TPI 287 To determine the pharmacokinetic profile of TPI 287 To determine the pharmacodynamic profile of TPI 287 Q7D Phase I Trial Objectives

Open-Label Multicenter Sequential groups Dose-escalation until MTD Anticipated number of patients: up to 48 Q7D Phase I Trial Design - 1

Q7D Phase I Trial Timelines IND Submission Completed : December 2004 First patient in Q7D Protocol: May 2005 Expected Q7D Phase I trial MTD: 3-4Q06

TPI 287: Q21D (21-day dosing) Phase I Study

Rocky Mountain Cancer Center, Denver, Colorado Allen L. Cohn, M.D., Principal Investigator, Director Hematology/Oncology Sheba Medical Center, Tel Hashomer, Israel Jacob Baram, M.D., Principal Investigator, Acting Director Inpatient Department Arizona Clinical Research Center, Tucson, Arizona Manuel R. Modiano, M.D., Principal Investigator, Medical Director Q21D Trial Sites and Investigators

Q21D Phase I Trial Timelines Q21D Protocol Submission Completed : July 2005 First patient in: January 2006 Expected Q21D Phase I trial MTD: 3-4Q06

TPI 287 Oral Program

Oral Program for TPI 287 Results of oral efficacy studies in mouse xenografts and oral bioavailability studies in rats were presented at the AACR/NCI/EORTC International Conference on Molecular Targets and Cancer Therapeutics in Philadelphia in November 2005 These studies were performed using a non optimal formulation, thus on-going formulation work towards the development of a better formulation IND enabling studies early 2007 in support of a new IND to initiate the clinical development of TPI 287 orally administered

Leonard P. Shaykin Chairman of the Board, Chief Executive Officer Stephen K. Carter, M.D. Former Senior Vice President, Worldwide Clinical Research and Development, Bristol-Myers Squibb and Deputy Director, Division of Cancer Treatment, National Cancer Institute George M. Gould, Esq. Attorney, Of Counsel, Gibbons, Del Deo, Dolan, Giffinger & Vecchione; formerly Vice President and Chief Patent Counsel of Hoffman-La Roche Arthur Hull Hayes, Jr., M.D. President, MediScience Associates a pharmaceutical consulting company; Former FDA CommissionerThe Honorable Richard N. Perle Former U.S. Assistant Secretary of Defense Patricia Pilia, Ph.D. Co-founder of Company Robert E. Pollack, Ph.D. Professor of Biological Sciences and Director of the Center for the Study of Science and Religion at Columbia UniversityElliot M. Maza, J.D., C.P.A. Chief Financial Officer of Intellect Neurosciences; formerly Partner at Ernst & Young and employed at Goldman Sachs & Co, and J.P. Morgan Securities Board of Directors

Investment Proposition Proprietary 3rd Generation Taxane Large Commercial Opportunity Experienced Oncology Drug Development Team Knowledgeable Investor Base Strong Cash Position Low Stock Price Modest Burn Rate Large Upside Potential

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